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                                                                    EXHIBIT 10.6



                               THIRD AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT


        THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT ("Amendment") is made as of July 27, 1997 by and among BANK OF AMERICA NT&SA, a successor by merger to Seattle-First National Bank, doing business as SEAFIRST BANK ("Seafirst Bank"), a national banking association; KEYBANK NATIONAL ASSOCIATION; U.S. BANK; and LASALLE NATIONAL BANK, a national banking association (each individually a "Lender" and collectively the "Lenders"); SEAFIRST BANK as agent for Lenders (the "Agent"); and SHURGARD STORAGE CENTERS, INC., a Washington corporation, successor by merger to Shurgard Storage Centers, Inc., a Delaware corporation ("Borrower").

                                    RECITALS

        A. Lenders, Agent and Borrower are parties to that certain Amended and Restated Loan Agreement dated as of September 9, 1996 (the "Original Loan Agreement").

        B. Lenders, Agent and Borrower entered into a First Amendment to Amended and Restated Loan Agreement dated as of November 14, 1996 (the "First Amendment"), and a Second Amendment to Amended and Restated Loan Agreement dated as of March 12, 1997 ("Second Amendment"). The Original Loan Agreement, as amended by the First Amendment and the Second Amendment, is referred to herein as the "Loan Agreement."

        C. Borrower has requested, and Lenders and Agent have agreed, to amend the Loan Agreement upon certain terms and conditions contained in this Amendment.

        NOW, THEREFORE, Lenders, Agent and Borrower agree as follows:

                                    AMENDMENT

        1. Capitalized Terms. Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Loan Agreement.

        2. Amendment to Definitions. In Section 1.1, amendments are made to the definitions as follows:

                a. Qualifying Leases. The definition of "Qualifying Leases" is amended and restated to read as follows:

               "Qualifying Lease" means leases on the Properties located in Solana Beach, California, and Hillcroft,



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        Texas, and leases on a maximum of ten additional Negative Pledge
        Properties so long as such leases create legally enforceable, arms-length leasehold estates with terms of not less than 20 years.

               b. Applicable LIBOR Spread. The definition of "Applicable LIBOR Spread" as amended and restated to read as follows:

               "Applicable LIBOR Spread" means (a) for any LIBOR Rate whose Reset Date occurs on a date when Borrower's Rating is less than BBB-/Baa3, 1.625%; (b) for any LIBOR Rate whose Reset Date occurs on a date when Borrower's Rating is BBB-/Baa3 or higher but less than BBB/Baa2, 1.125%; (c) for any LIBOR Rate whose Reset Date occurs on a date when Borrower's Rating is BBB/Baa2 or higher but less than BBB+/Baa1, 1.00%; (d) for any LIBOR Rate whose Reset Date occurs on a date when Borrower's Rating is BBB+/Baa1 or higher but less than A-/A3, .875%; and (e) for any LIBOR Rate whose Reset Date occurs on a date when Borrower's Rating is A-/A3 or higher, .75%.

        3. Counterpart; Effectiveness of Amendment. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment shall become effective immediately upon the execution and delivery hereof by Borrower, Agent and each Lender.

        4. Representations and Warranties. Borrower hereby repeats the representations and warranties set forth in Article 6 of the Loan Agreement on and as of the date hereof.

        5. Loan Agreement Remains in Effect. Except as expressly amended by this Amendment, the Loan Agreement shall remain in full force and effect.

        6. Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington without regard to principles of conflicts of laws.

           ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY. TO EXTEND CREDIT. OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.



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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.

                                    BORROWER:

                                    SHURGARD STORAGE CENTERS, INC.

                                    By  /s/ Kristen Stred
                                       ----------------------------------------
                                    Its Senior Vice President
                                        ---------------------------------------
                                    Address:  1201 Third Avenue
                                              Suite 2200
                                              Seattle, WA   98101
                                              Attn:  Kristin Stred

                                    Telephone:  (206) 624-8100
                                    Telefax:    (206) 624-1645


                                  LENDERS:

Pro Rata Share of
Total Commitment

From Closing until                  SEAFIRST BANK
June 30, 1997:
$72,500,000    41.42857%
                                    By /s/ Robert Peters
                                       ----------------------------------------
After June 30, 1997:                   Its Vice President
$30,300,000    30.3%                       ------------------------------------

                                    Address: Columbia Seafirst Center
                                             Floor 11
                                             701 Fifth Avenue
                                             Seattle, WA  98104
                                             Attn:  Robert Peters
                                             Metropolitan Commercial Banking
                                             Division

                                    Telephone: (206) 358-3133
                                    Telefax:   (206) 585-1794



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From Closing until                     KEYBANK NATIONAL ASSOCIATION
June 30, 1997:
$35,000,000    20%
                                       By  /s/ Kathleen Johanson
                                           ------------------------------------
After June 30, 1997:                       Its Vice President
$24,900,000    24.9%                           --------------------------------

                                       Address: 700 Fifth Avenue
                                                Seattle, WA 98111
                                                Attn:  Kathleen Johanson
                                       Telephone:  (206) 684-6308
                                       Telefax:    (206) 684-6035

From Closing until                     U.S. BANK
June 30, 1997:
$35,000,000    20%
                                       By  /s/ Matt Rudolf
After June 30, 1997:                      --------------------------------------
$24,900,000    24.9%                      Its  Vice President
                                               ---------------------------------
                                       Address: 1420 Fifth Avenue,
                                                Floor 11, WWH733
                                                Seattle, WA  98101
                                                Attn:  Matt Rudolf

                                       Telephone: (206) 344-4276
                                       Telefax:   (206) 344-2332

From Closing until                     LASALLE NATIONAL BANK
June 30, 1997:
$32,500,000    18.571428%

After June 30, 1997:                   By  /s/ Brian Greenblatt
$19,900,000           19.9%               --------------------------------------
                                          Its  First Vice President
                                               ---------------------------------
                                       Address:   135 South LaSalle Street
                                                  Chicago, Illinois 60603
                                                  Attn:  Brian Greenblatt

                                       Telephone: (312) 904-6346
                                       Telefax:   (312) 904-6469



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                                       AGENT:

                                       SEAFIRST BANK


                                       By /s/ Dora Brown
                                          --------------------------------------
                                          It's A.V.P
                                               ---------------------------------

                                       Address: Seafirst Bank
                                                701 Fifth Ave., Floor 16
                                                Seattle, WA  98124
                                                Attn: Seafirst Agency Services

                                       Telephone:  (206) 358-0101
                                       Telefax:    (206) 358-0971


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